UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100

Alpharetta, Georgia 30004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On March 9, 2020, Inseego Corp. (the “Company”) entered into an amendment (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated August 23, 2017, as the same has been amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), by and among the Company, certain subsidiaries of the Company party thereto, Cantor Fitzgerald Securities, as Agent, and certain lenders party thereto (the “Lenders”) to, among other things, amend certain financial covenants set forth therein and to permit the use of the Company’s Series E Preferred Stock to make certain payments, including interest payments, due thereunder.

On March 10, 2020, the Company entered into a letter agreement (the “Letter Agreement”) with South Ocean Funding, LLC (“South Ocean”), the Lender holding the majority of the aggregate principal amount currently outstanding under the Credit Agreement, which provides: (i) that the Company and South Ocean will work together, in good faith, to reach an agreement to amend or refinance the Credit Agreement in order to extend the maturity of the Credit Agreement until a date after March 15, 2021; and (ii) should an agreement not be reached to amend or refinance the Credit Agreement prior to August 23, 2020, upon request of the Company, the maturity date of the Credit Agreement will be extended to no earlier than March 15, 2021, upon terms acceptable to South Ocean.

The foregoing descriptions of the Credit Agreement Amendment and Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the copies of the Credit Agreement Amendment and Letter Agreement that are filed as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Credit Agreement dated March 9, 2020, by and among Inseego Corp. and certain of its direct and indirect subsidiaries, Cantor Fitzgerald Securities, as Agent, and the lenders party thereto.

10.2	Letter Agreement dated March 10, 2020, by and between Inseego Corp. and South Ocean Funding, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: March 11, 2020	By:	/s/ Stephen M. Smith
Name: Stephen M. Smith
Title: Executive Vice President and Chief Financial Officer